UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

110 East 59th Street
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2025, Royalty Pharma plc (the “Company”) held its 2025 Annual General Meeting and Special Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on 15 proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2025 (the “Proxy Statement”). There were 493,716,628 shares of the Company’s Class A ordinary shares and Class B ordinary shares, voting as a single class, present or represented by proxy at the Annual Meeting, which represented 85.96% of the combined voting power of the Class A ordinary shares and Class B ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A ordinary shares and Class B ordinary shares were entitled to one vote for each share held as of the record date described in the Proxy Statement. The Company’s inspector of election certified the following vote tabulations:

Proposal 1. To authorize the chairman, if he determines that there are insufficient votes cast in favor of the Internalization Proposal, to adjourn the Annual Meeting to such time and place (which place may include electronic platforms) that he, in his absolute discretion, considers fit, to permit solicitation of additional votes:

For	Against	Abstain	Broker Non-Votes
429,870,979	10,759,799	119,406	52,966,444

Proposal 2. To approve (a) the Membership Interest Purchase Agreement and each other transaction document, (b) grant allotment authority for the issuance of (i) additional Class A ordinary shares of the Company sufficient to allow for the exchange of a number of Class B ordinary shares of Royalty Pharma Holdings Ltd. equal to the share consideration and (ii) additional Class B ordinary shares of the Company equal to the share consideration, and (c) adopt amended articles of association of the Company:

For	Against	Abstain	Broker Non-Votes
440,522,948	74,301	152,935	52,966,444

Proposal 3. To approve, on a non-binding advisory basis, the compensation that may become payable to the Company’s named executive officers in connection with the Transaction:

For	Against	Abstain	Broker Non-Votes
420,544,944	20,056,306	148,934	52,966,444

Proposal 4. To adopt the 2025 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
421,957,432	18,098,447	694,305	52,966,444

Proposal 5. To approve the terms of the agreements and counterparties pursuant to which the Company may purchase its Class A ordinary shares:

For	Against	Abstain	Broker Non-Votes
427,171,598	12,769,237	809,349	52,966,444

Proposal 6. To elect nine directors, each by separate ordinary resolutions, to the Company’s Board of Directors to serve until the 2026 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Pablo Legorreta	418,582,710	22,097,928	69,546	52,966,444
Henry Fernandez	436,765,409	3,917,789	66,986	52,966,444
Bonnie Bassler, Ph.D.	435,725,056	4,959,621	65,507	52,966,444
Vlad Coric, M.D.	438,209,798	2,473,998	66,388	52,966,444
Errol De Souza, Ph.D.	431,649,202	9,034,000	66,982	52,966,444
Catherine Engelbert	437,305,929	3,379,451	64,804	52,966,444
David Hodgson	430,015,002	10,669,269	65,913	52,966,444
Ted Love, M.D.	408,610,518	31,393,111	746,555	52,966,444
Gregory Norden	429,848,858	10,832,657	68,669	52,966,444

Proposal 7. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
403,157,465	36,842,162	750,557	52,966,444

Proposal 8. To ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm:

For	Against	Abstain
493,521,988	116,396	78,244

There were no broker non-votes on this proposal.

Proposal 9. To approve receipt of the Company’s U.K. statutory accounts together with the Company’s U.K. statutory reports, including the directors’ report, the strategic report, the directors’ remuneration report and the auditors’ report for the fiscal year ended December 31, 2023 (“U.K. Annual Report and Accounts”):

For	Against	Abstain
493,059,166	98,388	559,074

There were no broker non-votes on this proposal.

Proposal 10. To approve, the Company’s U.K. directors’ remuneration policy, included in U.K. directors’ remuneration report contained in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
398,711,622	41,343,662	694,900	52,966,444

Proposal 11. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
400,460,685	40,156,539	132,960	52,966,444

Proposal 12. To re-appoint Ernst & Young Chartered Accountants as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders:

For	Against	Abstain
493,516,330	112,512	87,786

There were no broker non-votes on this proposal.

Proposal 13. To authorize the Board of Directors to determine the remuneration of the Company’s U.K. statutory auditor:

For	Against	Abstain	Broker Non-Votes
439,898,126	775,671	76,387	52,966,444

Proposal 14. To authorize the Board of Directors to allot shares:

For	Against	Abstain	Broker Non-Votes
422,290,988	17,779,779	679,417	52,966,444

Proposal 15. To authorize the Board of Directors to allot shares without rights of pre-emption:

For	Against	Abstain	Broker Non-Votes
406,273,297	33,785,707	691,180	52,966,444

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYALTY PHARMA PLC

Date: May 12, 2025	By:	/s/ George Lloyd
George Lloyd
Chief Legal Officer